Exhibit 99.1

AetherLux’s ZeroFrost™ Heat Pump Technology: Proven, Measured, and Setting a New Standard in the HVAC Industry

Worksport Highlights Strong Reception Of Terravis Energy’s AetherLux Product Reveal, And Shares Additional Testing Data

West Seneca, New York, March 06, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is pleased to provide an update on its subsidiary, Terravis Energy, Inc. (“TVE” or the “Company”). TVE proudly announces a strong positive reception from the recent unveiling of its AetherLux™ heat pump system with incorporation of its Zerofrost™ technology.

Strong Global Commercial Interest

Following this global reveal, the Company’s ZeroFrost technology has attracted strong interest from top global manufacturers, recognizing its breakthrough potential in the heat pump industry. Discussions are actively underway with major industry players exploring its integration into next-generation heat pump systems. Additionally, engagements have commenced with vendors, distributors, and firms interested in the AetherLux Heat Pump Products, both with and without ZeroFrost technology.

As the Company advances toward certifications for non-Pro units and commercialization of Pro units (which include the preoperatory ZeroFrost technology), this validation marks a major milestone in redefining heat pump efficiency for extreme environments.

Next Steps

●	Non-Pro Units without ZeroFrost technology: TVE plans to complete certification for its AetherLux non-Pro units within 2025, paving the way for initial orders.

●	Pro Units with ZeroFrost technology: The Company is actively exploring expedited commercialization of AetherLux Pro units, engaging in discussion with key potential partners mentioned above.

A groundbreaking advancement in extreme climate heat pump performance And supported by real-world testing, precise measurement data, and overwhelming industry interest, ZeroFrost has demonstrated the ability to provide continuous heating without defrost cycles—even in extreme sub-zero conditions. The product is believed to be a clear breakthrough in the existing technology of vast global market.

Test Results & Key Performance Metrics

The Company wishes to share additional insights on its data validation, utilizing state-of-the-art testing equipment. A recent 121-minute in-house test of ZeroFrost technology revealed the following:

●	Zero Defrost Cycles – Unlike conventional heat pumps that pause operation for defrosting, ZeroFrost ran continuously for over two hours in extreme cold without interruptions, maintaining peak efficiency.

●	Unmatched Cold-Weather Performance – With a measured minimum ambient temperature of -56.9°F (-49.4°C), the system extracted heat in conditions where conventional heat pumps fail or are forced to enter defrost mode.

●	Reliable Heat Output – The system delivered a minimum temperature output of 85.9°F (29.9°C) and an average sustained output of 96.5°F (35.8°C), ensuring stable indoor comfort even in extreme cold outdoor temperatures.

●	Stable System Pressure & Flow – The system achieved operating pressures up to 616.9 psi and airflow velocities of 5.74 m/s, demonstrating exceptional heat transfer efficiency.

Figure 1. AetherLux Pro – Lab Test Results 2024-12-19

Figure 2. AetherLux Pro – Lab Test Results 2024-12-19

As the AetherLux heat pump system continues toward commercialization, Worksport remains committed to delivering on its own automotive accessory and clean-tech accessory businesses.

Learn more, here: https://aetherlux.terravisenergy.com

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About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.